                         METROPOLITAN SERIES FUND, INC.

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-11(c) or
       240.14a-12

                         METROPOLITAN SERIES FUND, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:   _____________

                        METROPOLITAN SERIES FUND, INC.
               501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

   The Metropolitan Series Fund, Inc. will hold a special meeting of shareholders of the Alger Equity Growth Portfolio (the "Portfolio") on April 30, 2004 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of the Portfolio will be asked to consider and approve the proposed change in subadviser for the Portfolio from Fred Alger Management, Inc. to State Street Research & Management Company. A formal Notice of Special Meeting of Shareholders appears on the next page, followed by the Proxy Statement. Please review the enclosed Proxy Statement for a more detailed description of the proposed change in subadviser for the Portfolio.

   Although you are not a shareholder of the Portfolio, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the insurance companies in the MetLife enterprise (the "Insurance Companies"), you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on January 31, 2004.

   YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

   Please take a few moments to review the details of the proposal. If you have any questions regarding the proposal, please feel free to call the contact number listed in the enclosed Proxy Statement. We urge you to vote at your earliest convenience.

   We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                          Very truly yours,

                                  /s/ Hugh McHaffie
                                          Hugh C. McHaffie
                                          President

March 26, 2004

                        METROPOLITAN SERIES FUND, INC.
                         Alger Equity Growth Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                March 26, 2004

   Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Alger Equity Growth Portfolio (the "Portfolio") of Metropolitan Series Fund, Inc. (the "Fund") will be held at 2 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116 for the following purposes:

    1. To approve, with respect to the Portfolio, a new subadvisory agreement between the Manager and State Street Research & Management Company.

    2. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                   By order of the Board of Directors of the Fund,

                   Thomas M. Lenz, Secretary

March 26, 2004

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        METROPOLITAN SERIES FUND, INC.
                         Alger Equity Growth Portfolio
                              501 Boylston Street
                          Boston, Massachusetts 02116

                                PROXY STATEMENT

   This Proxy Statement is being furnished in connection with the solicitation of voting instructions by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") for use at the special meeting (the "Meeting") of shareholders (the "Shareholders") of the Alger Equity Growth Portfolio (the "Portfolio"). The Meeting will be held at 2 p.m. Eastern Time on April 30, 2004, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement and its enclosures are being mailed to Shareholders beginning on or about March 26, 2004. Shareholders of record as of 4:00 p.m. Eastern Time on January 31, 2004 (the "Record Time") are entitled to vote on the proposal, as set forth below.

I.  The Proposal

   As described below, this Proxy Statement relates to the proposal to approve a new subadvisory agreement between the Fund's investment adviser, MetLife Advisers, LLC (the "Manager"), and State Street Research & Management Company ("State Street Research") for the Portfolio (the "Proposal").

II.  Introduction

   The Fund, an open-end management investment company, is a Maryland corporation that was formed in 1982. The Fund is a series-type company with 36 series or investment portfolios. The Portfolio is one of those investment portfolios. The Manager acts as investment adviser to the Portfolio. Fred Alger Management, Inc. ("Alger") acts as subadviser to the Portfolio pursuant to a subadvisory agreement dated May 1, 2003 between Alger and the Manager (the "Existing Subadvisory Agreement").

   On February 5, 2004, the Directors approved, subject to shareholder approval, a new subadvisory agreement (the "New Subadvisory Agreement") between the Manager and State Street Research with respect to the Portfolio, such agreement to take effect on May 1, 2004. In connection with their approval of the appointment of State Street Research pursuant to the New

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Subadvisory Agreement, the Directors approved the termination of the Existing
Subadvisory Agreement, to be effective May 1, 2004.

   The Investment Company Act of 1940 (the "1940 Act") generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Fund and the Manager have received from the Securities and Exchange Commission (the "SEC") an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC Exemption permits, among other things, the Manager to enter into agreements with respect to a portfolio with new subadvisers that are not affiliated persons of the Manager or the Fund without obtaining the approval of that portfolio's shareholders. However, the SEC Exemption specifically requires that in order to enter into a subadvisory agreement with an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, the Fund must obtain shareholder approval, and the Directors, including a majority of those Directors who are not interested persons of the Fund (the "Independent Directors"), must make a separate finding that the change is in the best interests of the affected portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated adviser will derive an inappropriate advantage.

   State Street Research is an affiliated person under Section 2(a)(3) of the 1940 Act. The Fund must, therefore, obtain shareholder approval before the Manager and State Street Research may enter into the New Subadvisory Agreement. The Directors have carefully considered the matter, made the aforementioned finding, and concluded that it is appropriate for the Manager and State Street Research to enter into the New Subadvisory Agreement. Accordingly, pursuant to the Proposal, the Directors are proposing that the Shareholders approve the New Subadvisory Agreement at the Meeting so that such agreement can become effective pursuant to the 1940 Act.

III.  The Agreements

  Description of the Management Agreement

   The Manager currently serves as investment adviser to the Portfolio pursuant to an advisory agreement between the Manager and the Fund dated May 1, 2003 (the "Management Agreement"). The Directors approved

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the renewal of the Management Agreement at a meeting held on August 5, 2003.
The Management Agreement was most recently approved by the Shareholders at a meeting held on December 28, 1995, in connection with the replacement of the Portfolio's previous management agreement with one with a higher management fee.

   The Management Agreement provides that the Manager will, subject to its rights to delegate such responsibilities to other parties, provide to the Portfolio both portfolio management services and administrative services. Under the Management Agreement, the Portfolio pays a management fee to the Manager at the annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio and 0.70% of the amount of such assets in excess of $1 billion. On February 5, 2004, the Directors approved a recommendation of the Manager that the Management Agreement be amended and restated to provide that the management fee payable to the Manager by the Portfolio thereunder be reduced to the annual rate of 0.73% of the first $1 billion of the Portfolio's average daily net assets and 0.65% of such assets in excess of $1 billion. If Shareholders approve the Proposal, this reduction in the management fee will take effect on May 1, 2004. Had the amended Management Agreement with the reduced management fee been in effect during the fiscal year ended December 31, 2003, the management fee payable by the Portfolio would have been $3,730,630, or 2.7% less than the $3,832,839 aggregate management fee that the Portfolio actually paid the Manager during the fiscal year ended December 31, 2003.

   The Fund has adopted a distribution and services plan under Rule 12b-1 under the 1940 Act for the Portfolio's Class B and Class E shares. For the fiscal year ended December 31, 2003, the Class B shares and Class E shares of the Portfolio together paid aggregate fees of $36,915 to affiliates of the Manager pursuant to the distribution and services plan.

  Description of the Existing Subadvisory Agreement

   Under the Existing Subadvisory Agreement, the Manager has delegated its portfolio management responsibilities for the Portfolio to Alger. The Existing Subadvisory Agreement requires Alger to manage, subject to the supervision of the Manager, the investment and reinvestment of the assets of the Portfolio. The Existing Subadvisory Agreement authorizes Alger to effect portfolio transactions in its discretion and without prior consultation with the Manager. The Existing Subadvisory Agreement also requires Alger to make periodic reports to the Manager.

   Under the Existing Subadvisory Agreement, the Manager pays a subadvisory fee to Alger at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Portfolio, 0.40% of the next $400 million of such assets, and 0.35% of the amount of such assets in excess of $500 million. Under the Existing Subadvisory Agreement, for the fiscal year ended December 31, 2003, the Manager paid an aggregate subadvisory fee of $2,081,361 to Alger. For the fiscal year ended December 31, 2003, the Portfolio paid aggregate commissions of $2,265,957 to Fred Alger and Company, Inc., an affiliated broker of Alger, which constituted 73.2% of the Portfolio's aggregate brokerage commissions for the same period.

   The Portfolio pays no fee to Alger under the Existing Subadvisory Agreement. The Directors last approved the renewal of the Existing Subadvisory Agreement at a meeting held on August 5, 2003. Shareholders approved the Manager's ability to enter into subadvisory agreements pursuant to the SEC Exemption, as described above, at a meeting held on October 15, 1999.

  Description of the New Subadvisory Agreement

   The New Subadvisory Agreement appears in Appendix A. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, but for a complete understanding you should read Appendix A.

   The New Subadvisory Agreement would require State Street Research to manage, subject to the supervision of the Manager, the investment and reinvestment of the assets of the Portfolio. The New Subadvisory Agreement would authorize State Street Research to effect portfolio transactions in its discretion and without prior consultation with the Manager. The New Subadvisory Agreement would also require State Street Research to make periodic reports to the Manager.

   Under the New Subadvisory Agreement, the Manager would pay State Street Research a subadvisory fee at the annual rate of 0.40% of the first $300 million of the average daily net assets of the Portfolio, 0.35% of the next $700 million of such assets, and 0.30% of the amount of such assets in excess of $1 billion.

   The subadvisory fee that the Manager would pay to State Street Research pursuant to the New Subadvisory Agreement would be less than the subadvisory fee payable to Alger under the Existing Subadvisory Agreement.

However, since these fees are payable by the Manager and not by the Portfolio, this fee reduction will not reduce the Portfolio's expenses. As noted above under "Description of the Management Agreement," the Manager has agreed, subject to Shareholder approval of the Proposal, to reduce the management fee payable by the Portfolio.

   The New Subadvisory Agreement provides that it will continue in effect until May 1, 2005, and from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Directors or by vote of a majority of the outstanding voting securities of the Portfolio and (ii) vote of a majority of the Directors who are not interested persons of the Fund, the Manager or State Street Research, cast in person at a meeting called for the purpose of voting on such approval.

   The New Subadvisory Agreement provides that it may be terminated, without the payment of any penalty, at any time on sixty days' written notice to State Street Research either by vote of the Board of Directors or by vote of the majority of the outstanding voting securities of the Portfolio. The New Subadvisory Agreement may also be terminated, without the payment of any penalty, by State Street Research on sixty days' written notice to the Manager and the Fund, or, if approved by the Directors, by the Manager on sixty days' written notice to State Street Research. The New Subadvisory Agreement provides that it will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

   The New Subadvisory Agreement provides that it may be amended by mutual consent of the Manager and State Street Research, provided that, if required by law (as modified by any exemptions received by the Manager), such amendment must also be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not interested persons of the Fund, the Manager or State Street Research, cast in person at a meeting called for the purpose of voting on such approval.

   The New Subadvisory Agreement provides that State Street Research and its officers, partners, managing directors, employees, affiliates and agents (the "Indemnified Parties") shall not be subject to any liability in connection with the performance of services under the New Subadvisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party's duties or by reason of reckless disregard by an Indemnified Party of its obligations and duties under the New Subadvisory Agreement. Furthermore, the Manager has

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agreed to indemnify State Street Research for any loss (i) arising from
Shareholder claims that are not based upon the obligations of State Street Research with respect to the Portfolio under the New Subadvisory Agreement or
(ii) resulting from any failure by the Manager to inform State Street Research of certain changes in state insurance regulations or of the policies and guidelines as established by the Manager or the Directors.

  Comparison of Previous and New Subadvisory Agreements

   The New Subadvisory Agreement is substantially similar to the Existing Subadvisory Agreement, except that (1) references to Alger have been changed to references to State Street Research; (2) the New Subadvisory Agreement provides for a lower subadvisory fee schedule than did the Existing Subadvisory Agreement; and (3) certain other minor differences. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2003, the subadvisory fee payable by the Manager would have been $1,938,658, or 6.9% less than the $2,081,361 that the Manager actually paid to Alger under the Existing Subadvisory Agreement during the fiscal year ended December 31, 2003.

  Basis for the Directors' Recommendation

   The Directors determined at their February 5, 2004 meeting that it would be in the best interests of the Portfolio and the Shareholders to change the subadviser for the Portfolio from Alger to State Street Research, and thus decided to recommend that Shareholders vote to approve the New Subadvisory Agreement.

   In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory or subadvisory agreements as in effect from year to year. The Directors considered information about, among other things:

  . State Street Research and its resources, policies, investment process and personnel (including particularly those personnel with responsibilities for providing services to the Portfolio);

  . the terms of the New Subadvisory Agreement (including the reduction in the subadvisory fee, as described previously);

  . the scope and quality of the services that State Street Research could provide to the Portfolio;

  . the investment performance record of the Portfolio under Alger's management and the investment performance of similar funds advised or subadvised by other advisers;

  . the subadvisory fee rates payable for the Portfolio and for similar funds advised or subadvised by State Street Research, and payable by similar funds managed by other advisers (Appendix B to this Proxy Statement contains information regarding fee schedules for other funds advised or subadvised by State Street Research that have investment objectives similar to those of the Portfolio);

  . the total expense ratios of the Portfolio and of similar funds managed by other advisers;

  . the practices of State Street Research and Alger regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, and the brokers' and dealers' provision of brokerage and research services to the subadviser (see the section entitled "Portfolio Transactions and Brokerage" below for more information about these matters);

  .   compliance practices relating to Alger and State Street Research; and

  . the Manager's recommendation that the management fee payable by the Portfolio be reduced if the New Subadvisory Agreement is approved by the Shareholders.

   The Directors, including a majority of the Independent Directors, also determined that the proposed change in subadviser for the Portfolio from Alger to State Street Research would not involve a conflict of interest from which the Manager or State Street Research would derive an inappropriate advantage.

   In determining to approve the appointment of State Street Research as subadviser to the Portfolio, the Directors considered numerous additional factors that they considered relevant, including extensive information about the Portfolio, State Street Research's management style and State Street Research's proposed approach to managing the Portfolio, including information about State Street Research's organizational structure, compliance procedures and financial condition.

   The Directors also took into account State Street Research's substantial experience and reputation as a manager of equity and fixed income

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investments, along with the prominence of the State Street Research name in the marketplace for investment advice, as possible factors that might enhance the marketability of the insurance products that invest in the Portfolio, and thus lead to growth in the size of the Portfolio, although such growth cannot be assured.

   After carefully considering the information summarized above, the Directors unanimously voted to approve, and to recommend that the Shareholders vote to approve, the New Subadvisory Agreement.

   In connection with the proposed change of subadviser, if Shareholders approve the Proposal, the Portfolio's name will change from "Alger Equity Growth Portfolio" to "State Street Research Large Cap Growth Portfolio," effective May 1, 2004.

  Changes in Investment Style

   The investment approach used by State Street Research in managing the Portfolio is expected to be similar to the approach used by Alger. More information regarding the management approach to be used by State Street Research for the Portfolio is presented below.

   Under State Street Research's management, the Portfolio would continue to invest in growth stocks of issuers with large capitalizations. State Street Research would seek to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. State Street Research would emphasize fundamental research in seeking to successfully identify and invest in these companies. State Street Research's disciplined investment process would emphasize bottom-up stock selection and risk management techniques.

   At their meeting on February 5, 2004, in connection with the proposed appointment of State Street Research as subadviser to the Portfolio, the Directors approved a change in the Portfolio's investment objective from "long-term capital appreciation" to "long-term growth of capital." In connection with the proposed change in the name of the Portfolio to the "State Street Research Large Cap Growth Portfolio," the Directors also approved a change in the Portfolio's investment policy so that the Portfolio would normally invest at least 80% of its net assets in a portfolio of large capitalization stocks.

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  Shareholder Voting

   The Directors unanimously recommend that the Shareholders vote to approve the New Subadvisory Agreement.

   The vote required to approve the New Subadvisory Agreement is the lesser of
(i) 67% of the shares of the Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the Record Time are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Portfolio outstanding as of the Record Time. If the required vote is not obtained for the Portfolio, the Directors will consider what other actions to take in the best interests of the Portfolio.

IV.  Information About State Street Research

  State Street Research's Operations

   State Street Research has provided the following information regarding its operations to the Fund.

   State Street Research is a professional investment management firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. State Street Research has provided investment advisory services since 1927. As of January 31, 2004, State Street Research, together with its affiliate SSR Realty, had approximately $49.2 billion in total assets under management. State Street Research, a Delaware corporation, is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. owns 100% of the voting securities of State Street Research. State Street Research's address is One Financial Center, Boston, Massachusetts 02111. MetLife, Inc.'s address is One Madison Avenue, New York, New York 10010.

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

   The mailing address of each director and executive officer of State Street Research is One Financial Center, Boston, Massachusetts 02111. The directors and principal executive officers of State Street Research and their principal occupations are as follows:

   Name                       Principal Occupation
   ----                       --------------------
   Richard S. Davis.......... Chairman of the Board, President and Chief
                                Executive Officer

   John S. Lombardo.......... Managing Director, Chief Financial Officer and
                                Director

   C. Kim Goodwin............ Managing Director and Chief Investment
                                Officer--Equity

   Francis J. McNamara, III.. Managing Director, Secretary and General
                                Counsel

   Mark A. Marinella......... Managing Director and Chief Investment
                                Officer--Fixed Income

   Kevin N. Wilkins.......... Managing Director

   Certain officers and an interested director of the Fund own interests in MetLife Inc., which as described above is the ultimate parent company of State Street Research. Such interests are not considered material.

  Portfolio Transactions and Brokerage

   State Street Research has provided the Fund with the following information regarding portfolio transactions and brokerage for the Portfolio.

   State Street Research's fundamental policy is to seek for its clients what in its judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with which State Street Research may do business. State Street Research may not necessarily choose the broker offering the lowest available commission rate. State Street Research makes decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, State Street Research gives consideration to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability.

   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, State Street Research may also give consideration to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon State Street Research's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases used for brokerage and research purposes; portfolio evaluation services; and data relating to the relative performance of accounts.

   Certain of the non-execution services provided by broker-dealers to State Street Research may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

   State Street Research regularly reviews and evaluates the services furnished by broker-dealers. State Street Research's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the relevant trading department of State Street Research which uses this information as a consideration to the extent described above in the selection of brokers and dealers to execute portfolio transactions. State Street Research also subscribes to several outside services, surveys and providers of statistical analysis to help it measure the quality of execution that it receives from brokers and dealers with respect to both fixed income and equity security transactions.

   State Street Research may use some services furnished by broker-dealers for research and investment decision-making purposes, and also for marketing, administrative and other purposes. Under these circumstances, State Street Research allocates the cost of the services to determine the portion which is allocable to research or investment decision-making and the portion allocable to other purposes. State Street Research only uses soft dollars to pay for the portion properly allocable to research and investment decision-making purposes. Some research and execution services may benefit State Street Research's clients as a whole, while others may benefit a specific segment of such clients. Not all such services will necessarily be used exclusively in connection with the State Street Research accounts which pay the commissions to the broker-dealer providing the services.

   State Street Research has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to State Street Research or otherwise. State Street Research may, however, have understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. State Street Research honors these understandings to the extent possible in accordance with the policies set forth above.

   It is not State Street Research's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, State Street Research is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, State Street Research relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.

V.  Other Information

  Information about Voting Instructions and the Conduct of the Meeting

   Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Alamo Direct Mail Services, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $202,500. The Manager will bear all costs of the Meeting, including the costs of soliciting voting instructions.

   Voting Process. The shares of the Portfolio are currently sold to Metropolitan Life Insurance Company ("MetLife") and its insurance company affiliates (collectively, the "Insurance Companies") as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Portfolio are attributable to variable life insurance or variable annuity contracts ("Contracts") issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company's general account rather than in a separate account.

   Record owners of the shares of the Portfolio as of the Record Time will be entitled to vote and may cast one vote for each share held. A majority of the shares of the Portfolio outstanding as of the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting.

   In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Portfolio that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

   The Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share and Class E share has one vote. For purposes of determining the number of the Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

   Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

   If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

   Adjournments; Other Business. An adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of the Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Fund's Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors;

(2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; or (4) approval of a distribution agreement. Shareholder proposals to be presented at any future meeting of the Shareholders or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

  Information about the Manager

   The Manager is a Delaware limited liability company. New England Life Insurance Company ("New England") owns all of the voting interests in the Manager. New England is a wholly owned subsidiary of MetLife, which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Hugh C. McHaffie. Mr. McHaffie and John F. Guthrie, Jr. are the Manager's directors. Mr. McHaffie is the Chairman of the Board, President and Chief Executive Officer of the Fund, and his principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund, and his principal occupation is Vice President of New England Financial. The address of the Manager, New England, Mr. McHaffie and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife is One Madison Avenue, New York, New York 10010.

  Information about the Fund

   Copies of the annual report of the Fund for the fiscal year ended December 31, 2003 may be obtained without charge by calling 1-800-560-5001 or by writing to the Fund at Metropolitan Life Insurance Company, Attn: MLFS Annuity, 1600 Division Road, West Warwick, Rhode Island 02893.

  Ownership of Shares

   As of the Record Time, the following number of shares of the Portfolio were outstanding and entitled to vote:


                          Shares Outstanding as of Record Time
                          ------------------------------------
                  Class A              28,599,300
                  Class B                   4,952
                  Class E               2,076,431

   All of the shares of the Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolio are not offered for direct purchase by the investing public.

   The Insurance Companies have informed the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Portfolio. The Fund has been informed that the officers and Directors as a group owned less than 1% of the outstanding shares of the Portfolio.

   Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

  Principal Underwriter

   MetLife is the Fund's principal underwriter.

                                                                     APPENDIX A

                        METROPOLITAN SERIES FUND, INC.

                             SUBADVISORY AGREEMENT
              (State Street Research Large Cap Growth Portfolio)

   This Subadvisory Agreement (this "Agreement") is entered into as of May 1, 2004 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and State Street Research & Management Company (the "Subadviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 2003 (the "Advisory Agreement") with Metropolitan Series Fund, Inc. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to the State Street Research Large Cap Growth Portfolio of the Fund (the "Portfolio");

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

   WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

    1. Subadvisory Services.

       a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

       b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments relevant to the Portfolio received from the SEC following routine or special SEC examinations or inspections.

       c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

       d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

    2. Obligations of the Manager.

       a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

       b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

    3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund's custodian, in the manner and form as required by the Fund's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

    4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

    5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio.

    6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.40% of the first $300 million of the average daily net assets of the Portfolio during the Portfolio's then-current fiscal year, 0.35% of the next $700 million of such assets and 0.30% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

    7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

    8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Portfolio that is not based upon the obligations of the Subadviser with respect to the Portfolio under this Agreement or
       (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Directors. The Subadviser agrees to indemnify the Manager for any loss, liability, cost, damage or expense (including reasonable attorney's fees) resulting from a material misstatement or omission in the Portfolio's Prospectus with respect to disclosure of the Portfolio's investment objectives, policies and risks. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

    9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

       a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2005, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

       b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

       c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

       d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

       Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

   10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   12. General.

       a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

       b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

       c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

   13. Use of Name.

       It is understood that the phrase "State Street Research" and any logos associated with that name are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

                   METLIFE ADVISERS, LLC

                     By: _______________________________________________________

                                        John F. Guthrie, Jr.
                     Name: _____________________________________________________

                                       Senior Vice President
                     Title: ____________________________________________________

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                     By: _______________________________________________________

                                          Kevin N. Wilkins
                     Name: _____________________________________________________

                                         Managing Director
                     Title: ____________________________________________________

                                                                     APPENDIX B

          Certain Other Mutual Funds Advised by State Street Research

   State Street Research acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to the Portfolio, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                         Net Assets of
                         Other Funds at                                 Relationship to
   Other Fund(s) with     December 31,                                    Other Fund
   Similar Objectives         2003               Fee Rate           (Adviser or Subadviser)
   ------------------    -------------- --------------------------- -----------------------
State Street Research
 Institutional Large Cap
 Growth Fund(1).........  $  3,993,000  0.45% of average net assets        Adviser

Activa Growth Fund......                0.50% on first $25,000,000
                          $ 30,185,000    of assets                       Subadviser
                                        0.45% on next $25,000,000
                                          of assets
                                        0.40% on assets over
                                          $50,000,000

State Street Research
 Legacy Fund(2).........  $350,313,000  0.65% of average net assets        Adviser

State Street Research
 Exchange Fund(2).......  $310,167,000  0.50% of average net assets        Adviser

--------
(1) Although State Street Research has contractually agreed to waive a portion of the management fees and bear or reimburse certain other expenses of the Institutional Large Cap Growth Fund such that the annual expense limitation for the fund (0.45%) will not be exceeded, State Street Research did not waive or reimburse expenses for the fund during the last fiscal year.
(2) The Legacy Fund and the Exchange Fund's expenses are currently reduced through an expense offset arrangement with the funds' transfer agent, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the funds' expenses.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD


                         METROPOLITAN SERIES FUND, INC.
                          Alger Equity Growth Portfolio

                         VOTING INSTRUCTION FORM FOR THE
                 Special Meeting of Shareholders ("the Meeting")
                     April 30, 2004, 2:00 p.m. Eastern Time

      The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") to vote the shares of the Alger Equity Growth Portfolio (the
"Portfolio") as to which the undersigned is entitled to give instructions at the
 Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts
      02116, at 2:00 p.m. Eastern Time on Friday, April 30, 2004 and at any
                              adjournments thereof.


      The Board of Directors of the Fund (the "Board") solicits your voting instructions and recommends that you instruct MetLife to vote "FOR" the
                                    Proposal.
  MetLife will vote the appropriate number of Portfolio shares pursuant to the instruction given.
  If no instruction is set forth on a returned form as to the Proposal, MetLife will vote "FOR" the Proposal.
MetLife is authorized to vote in its discretion upon such other business as may properly come before the Meeting and any adjournment thereof.


                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            ____________________________________________________
                            999 9999 9999 999
                            ____________________________________________________

                            Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                            -----------------------------------------------
                            Signature


                            -----------------------------------------------
                            Signature of joint owner, if any

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BOARD SOLICITS YOUR VOTING INSTRUCTIONS AND RECOMMENDS THAT YOU INSTRUCT METLIFE TO VOTE "FOR" THE PROPOSAL.

IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METLIFE WILL VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [_]


                                                       FOR     AGAINST  ABSTAIN

  1. To approve, with respect to the Portfolio, a      [_]       [_]      [_]
     new subadvisory agreement between MetLife
     Advisers, LLC and State Street Research &
     Management Company.


    PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                               ENCLOSED ENVELOPE.


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